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                                                        Exhibit 23


                        Independent Auditors' Consent
                        -----------------------------

The Board of Directors
Barrister Information Systems Corporation
465 Main Street, Suite 700
Buffalo, NY  14203-1788


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                KPMG Peat Marwick LLP

Buffalo, New York
May 10, 1996